HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-5244 - PremierSolutions Standard (Series II)
333-72042	HV-3572 - PremierSolutions State of Connecticut
333-72042	HV-3573 - PremierSolutions Chicago Public Schools
333-72042	HV-7969 - State of Iowa Retirement Investors Club 403(b)
333-72042	HV-4899 - PremierSolutions New Jersey Institutions of Higher Education

Supplement dated February 15, 2012 to your Prospectus

SUB-ADVISER CHANGE

HARTFORD TOTAL RETURN BOND HLS FUND – CLASS IA

The Board of Directors of Hartford Series Fund, Inc. approved a change of sub-adviser for the Hartford Total Return Bond HLS Fund (the “Fund”) from Hartford Investment Management Company to Wellington Management Company, LLP.  The change in the Fund’s sub-adviser is expected to occur on or about March 5, 2012.

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.